SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                                FORM 8-K

                              CURRENT FORM
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported): April 7, 1999


                          NewMil Bancorp, Inc.
            (Exact Name of Registrant as Specified in Charter)



Connecticut                         0-16455               06-1485317
(State or other jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)       Identification No.)


19 Main Street,   New Milford,  Connecticut                     06776
(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code:    860-355-7600


                                        N/A
(Former Name or Former Address, if Changed Since Last Report)



Attached is a copy of the Company's Press Release announcing a stock repurchase program.



Francis J. Wiatr
Chairman, President and CEO
(860) 355-7602
www.newmil.com


April 7, 1999


For Immediate Release

NewMil Bancorp Announces Stock Repurchase Program

New Milford, CT - - The Board of Directors of NewMil Bancorp, Inc. (NASDAQ/NM: NMSB) today announced that NewMil will conduct a stock repurchase program, to repurchase up to 100,000 shares of its currently issued and outstanding common stock, in open market transactions and unsolicited negotiated transactions, including block purchases, for general corporate purposes.


SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 23, 1999                    NewMil Bancorp, Inc.
                                  Registrant


                                  By    /s/
                                  B. Ian McMahon
                                  Executive Vice President